ADVANCED SERIES TRUST

AST Balanced Asset Allocation Portfolio

Supplement dated August 28, 2024 to the

Summary Prospectus, Prospectus and Statement of Additional Information,

each dated May 1, 2024, as supplemented

This supplement should be read in conjunction with the Summary Prospectus for the AST Balanced Asset Allocation Portfolio (the Portfolio), the Prospectus and the Statement of Additional Information (the SAI) for the Advanced Series Trust (the Trust). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

New Subadvisory Arrangements and Investment Strategy Change

On August 23, 2024, the Board of Trustees of the Trust (the Board) approved: (i) a new subadvisory agreement with Putnam Investment Management, LLC to serve as a subadviser to the Portfolio alongside Jennison Associates LLC, J.P. Morgan Investment Management Inc., PGIM Fixed Income, a business unit of PGIM, Inc. and PGIM Quantitative Solutions LLC; (ii) certain revisions to the principal investment strategy of the Portfolio; and (iii) revisions to the Portfolio’s management fee rate schedule, which are expected to lower the Portfolio’s effective management fee. These changes are expected to become effective on or about December 9, 2024.

In addition, the Board approved, subject to shareholder approval, the reorganization of the AST T. Rowe Price Asset Allocation Portfolio, also a series of the Trust, into the Portfolio (the Reorganization). The above changes are contingent on approval of the Reorganization by shareholders of AST T. Rowe Price Asset Allocation Portfolio.

If the Reorganization is approved, more detailed information will be provided in a supplement to the Portfolio’s Summary Prospectus, Prospectus and SAI in November 2024.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

242SUP1